Prospectus supplement	June 1, 2012

PUTNAM GLOBAL ENERGY FUND Prospectus dated December 30, 2011

The sub-section Your fund’s management in the section Fund summary and the section Who oversees and manages the fund? are supplemented to reflect that the fund’s portfolio managers are now Steven Curbow and Greg Kelly.

Mr. Kelly, who joined the fund in May 2012, has been employed by Putnam Management as an Analyst since 2012. From 2008 through 2012, he was employed by Janus Capital Group first as a Junior Analyst and subsequently as an Analyst in the equities division.

PUTNAM GLOBAL TECHNOLOGY FUND Prospectus dated December 30, 2011

The sub-section Your fund’s management in the section Fund summary and the section Who oversees and manages the fund? are supplemented to reflect that the fund’s portfolio manager is now solely Brian Hertzog.

Mr. Hertzog, who joined the fund in May 2012, has been employed by Putnam Management as an Analyst since 2005.

PUTNAM GLOBAL UTILITIES FUND Prospectus dated December 30, 2011

The sub-section Your fund’s management in the section Fund summary and the section Who oversees and manages the fund? are supplemented to reflect that the fund’s portfolio manager is now solely Sheba Alexander.

Ms. Alexander, who joined the fund in May 2012, has been employed by Putnam Management as an Analyst since 2001.

Additional information regarding the other portfolio managers, including their business experience during the last five years, is set forth in the prospectus.

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